                                                                   EXHIBIT 99.10



DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
----------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

   22-May-02                     Summary Of Bank,Investment & Petty Cash Accounts                       Attachment 1
    3:26 PM                              AMCV Cruise Operations, Inc.
Summary                                     Case No: 01-10967 (EIK)                                     UNAUDITED
AMCV Cruise Operations, Inc                For Month Of April, 2002

                                                  Balances
                                       ------------------------------   Receipts &        Bank
                                          Opening          Closing      Disbursements     Statements       Account
Account                                As Of 4/01/02    As Of 4/30/02   Included          Included         Reconciled
-------                                -------------    -------------   -------------     -------------    ----------
AHC - Certificate Of Deposit *            25,000.00        25,000.00        Yes           No - Not             Yes
Bank One                                                                                  Concentration
Account # - 880058451981                                                                  Account

AHC - Certificate Of Deposit *            25,000.00        25,000.00        Yes           No - Not             Yes
Bank One                                                                                  Concentration
Account # - 880058452369                                                                  Account

AMCV Cruise Ops                            4,188.60        50,533.47        Yes           Yes                  Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan                    246,864.27       247,130.24        Yes           No - Not             Yes
LaSalle Bank                                                                              Concentration
Account # - 62-8766-40-4                                                                  Account

American Classic Voyages                       0.00             0.00        No -          No -                 No -
Fleet Bank                                                                  Account       Account              Account
Account # - 941-9148945                                                     closed        closed               closed

New Orleans Office                         7,002.28         7,079.27        Yes           Not A Bank           Yes
Petty Cash                                                                                Account


  * Proceeds From Matured Certificates Of Deposit Being Retained By Bank One While They Pursue Recovery Of Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

  22-May-02                      Receipts & Disbursements         Attachment 2-1
   3:28 PM                    AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (86)     Case No: 01-10967 (EIK)               UNAUDITED
                                        Bank One
                               AHC Certificate Of Deposit
                                Account # - 880058451981
                                1 April 02 - 30 April 02

Opening Balance - 1 Apr 02
--------------------------
                                  25,000.00


Receipts
--------





                                  ---------
                                       0.00              Total Receipts


Disbursements
-------------




                                  ---------
                                       0.00              Total Disbursements



Closing Balance - 30 Apr 02
---------------------------
                                  25,000.00

  22-May-02                      Receipts & Disbursements         Attachment 2-2
   3:29 PM                    AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (86)     Case No: 01-10967 (EIK)               UNAUDITED
                                        Bank One
                               AHC Certificate Of Deposit
                                Account # - 880058451981
                                1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
--------------------------
                                   25,000.00


Receipts
--------





                                        0.00             Total Receipts


Disbursements
-------------





                                        0.00             Total Disbursements



Closing Balance - 30 Apr 02
---------------------------
                                   25,000.00

   22-May-02                      Receipts & Disbursements        Attachment 2-3
    3:32 PM                     AMCV Cruise Operations, Inc.
R&D - First Union                  Case No: 01-10967 (EIK)             UNAUDITED
AMCV Cruise Ops Master Cash             First Union
                                AMCV Cruise Ops Master Cash
                                 Account # - 2090002602362
                                 1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
--------------------------
                                       4,188.60


Receipts
--------
                                       3,091.44              Federal Tax Refund
                                       4,825.56              Health Plan Refund
                                      13,005.04              Beverage Vendor Refund
                                       3,330.00              ODC Vendor Refund
                                       8,870.23              Savings Plan Overpayment Refund
                                       8,250.60              IT Vendor Refund
                                       4,989.75              Miscellaneous Deposits
                                     ----------
                                      46,362.62              Total Receipts


Disbursements
-------------
                                         (17.75)             Bank Fees




                                     ----------
                                         (17.75)             Total Disbursements



Closing Balance - 30 Apr 02
---------------------------
                                      50,533.47

   22-May-02                  Receipts & Disbursements           Attachment 2-4
    3:33 PM                   American Classic Voyages
R&D - LaSalle                  Case No: 01-10967 (EIK)                UNAUDITED
AMCV Escrow - Gohagan                  LaSalle
                                AMCV Escrow - Gohagan
                              Account # - 62-8766-40-4
                              1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
--------------------------
                                         246,864.27


Receipts
--------
                                         ----------
                                             265.97      Interest Earned




                                         ----------
                                             265.97      Total Receipts


Disbursements
-------------





                                               0.00      Total Disbursements



Closing Balance - 30 Apr 02
---------------------------
                                         247,130.24

   22-May-02                   Receipts & Disbursements          Attachment 2-5
    3:35 PM                  AMCV Cruise Operations, Inc.
R&D - NOLA                      Case No: 01-10967 (EIK)               UNAUDITED
Petty Cash                        New Orleans Office
                                      Petty Cash
                                    Account # - NA
                               1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
--------------------------
                                         7,002.28


Receipts
--------
                                         1,500.00      From The Delta Queen Steamboat Co. - Hibernia
                                                         DQSC Steamer - Account (812-395-270)
                                                       From Great River Cruise Line, L.L.C. -
                                                         DQ Petty Cash




                                       ----------
                                         1,500.00      Total Receipts


Disbursements
-------------
                                          (175.00)     Office Cleaning - Weston
                                          (714.43)     Investor Lunches - New Orleans
                                          (533.58)     Miscellaneous Supplies





                                       ----------
                                        (1,423.01)     Total Disbursements



Closing Balance - 30 Apr 02
                                         7,079.27

AMCV US SET OF BOOKS                              Date: 22-MAY-02 13:32:08
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: APR-02

currency USD
Company=15 (AMCV OPS)
                                                      PTD-Actual
                                                       30-Apr-02
                                                 --------------------
Revenue
Gross Revenue                                                    0.00
Allowances                                                       0.00
                                                 --------------------
Net Revenue                                                      0.00

Operating Expenses
Air                                                              0.00
Hotel                                                            0.00
Commissions                                                      0.00
Onboard Expenses                                                 0.00
Passenger Expenses                                               0.00
Vessel Expenses                                                  0.00
Layup/Drydock Expense                                            0.00
Vessel Insurance                                                 0.00
                                                 --------------------
Total Operating Expenses                                         0.00

                                                 --------------------
Gross Profit                                                     0.00

SG&A Expenses
General and Admin Expenses                                 379,247.75
Sales & Marketing                                          102,439.03
Start-Up Costs                                              (9,504.37)
                                                 --------------------
Total SG&A Expenses                                        472,182.41

                                                 --------------------
EBITDA                                                    (472,182.41)

Depreciation                                                40,575.59

                                                 --------------------
Operating Income                                          (512,758.00)

Other Expense/(Income)
Interest Income                                                  0.00
Interest Expense                                             1,480.42
Equity in Earnings for Sub                                (508,656.03)
Reorganization expenses                                    163,512.47
Other expense                                                  (98.96)
                                                 --------------------
Total Other Expense/(Income)                               673,549.96

                                                 --------------------
Net Pretax Income/(Loss)                                (1,186,307.96)

Income Tax Expense                                               0.00

                                                 --------------------
Net Income/(Loss)                                       (1,186,307.96)
                                                 ====================

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:33:08
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: APR-02

currency USD
Company=15 (AMCV OPS)
                                                  YTD-Actual           YTD-Actual
                                                  30-Apr-02             22-Oct-01
                                             -------------------  --------------------
ASSETS

Cash and Equivalent                                   (47,931.78)         1,723,947.86

Restricted Cash                                       247,130.24            219,000.00

Marketable Securities                                  50,000.00             50,000.00

Accounts Receivable                                         0.00             99,684.62

Inventories                                                 0.00                  0.00

Prepaid Expenses                                      340,757.94            522,662.13

Other Current Assets                                   43,600.00              1,750.00

                                             -------------------  --------------------
Total Current Assets                                  633,556.40          2,617,044.61


Fixed Assets                                        9,371,564.98          9,371,627.23

Accumulated Depreciation                             (697,217.98)          (453,764.30)

                                             -------------------  --------------------
Net Fixed Assets                                    8,674,347.00          8,917,862.93


Net Goodwill                                                0.00                  0.00

Intercompany Due To/From                           (3,913,273.64)         2,150,807.43

Net Deferred Financing Fees                                 0.00                  0.00

Net Investment in Subsidiaries                     60,872,780.02         66,329,274.35

                                             -------------------  --------------------
Total Other Assets                                 56,959,506.38         68,480,081.78

                                             -------------------  --------------------
Total Assets                                       66,267,409.78         80,014,989.32
                                             ===================  ====================

AMCV US SET OF BOOKS                                              Date: 22-MAY-02 13:33:08
BALANCE SHEET - ATTACHMENT 5                                      Page:   2
Current Period: APR-02

currency USD
Company=15 (AMCV OPS)
                                                  YTD-Actual           YTD-Actual
                                                  30-Apr-02             22-Oct-01
                                             -------------------  --------------------
LIABILITIES

Accounts Payable                                      192,222.56              5,363.60

Accrued Liabilities                                   354,040.55            289,488.87

Deposits                                                    0.00                  0.00

                                             -------------------  --------------------
Total Current Liabilities                             546,263.11            294,852.47


Long Term Debt                                              0.00                  0.00

Other Long Term Liabilities                                 0.00                  0.00

                                             -------------------  --------------------
Total Liabilities                                     546,263.11            294,852.47


Liabilities Subject to Compromise                  29,494,619.30         32,307,000.02


OWNER'S EQUITY

Common Stock                                           10,440.25             10,440.25

Add'l Paid In Capital                             112,772,392.56        112,772,392.56

Current Net Income (Loss)                          (8,795,171.87)       (37,037,717.81)

Retained Earnings                                 (67,761,133.57)       (28,331,978.17)

                                             -------------------  --------------------
Total Owner's Equity                               36,226,527.37         47,413,136.83

                                             -------------------  --------------------
Total Liabilities & Equity                         66,267,409.78         80,014,989.32
                                             ===================  ====================

AMCV Cruise Operations               ATTACHMENT 6                  01-10967(JCA)
                       Summary List of Due To/Due From Accounts
                           For the Month Ended April 30, 2002

                                                             BEGINNING                                                ENDING
AFFILIATE NAME                             CASE NUMBER       BALANCE            DEBITS             CREDITS            BALANCE
American Classic Voyages Co.                 01-10954     (79,512,805.21)     1,243,193.59      1,890,646.17       (80,160,257.79)
AMCV Holdings, Inc.                          01-10973        (629,853.13)                -          8,870.23          (638,723.36)
The Delta Queen Steamboat Co.                01-10970    (102,206,074.15)     1,569,594.00      1,960,097.70      (102,596,577.85)
DQSB II, Inc.                                01-10974           1,650.40            680.00                 -             2,330.40
Great AQ Steamboat, L.L.C.                   01-10960      22,832,677.07         18,433.98            255.98        22,850,855.07
Great Pacific NW Cruise Line, L.L.C.         01-10977       9,420,743.54          3,650.16                 -         9,424,393.70
Great River Cruise Line, L.L.C.              01-10963       9,430,630.16          6,760.92                 -         9,437,391.08
Great Ocean Cruise Line, L.L.C.              01-10959      21,454,384.40        178,093.61                 -        21,632,478.01
Cruise America Travel, Incorporated          01-10966       4,058,907.87         91,305.31         92,573.51         4,057,639.67
Delta Queen Coastal Voyages, L.L.C.          01-10964        (191,046.38)           325.00                 -          (190,721.38)
Cape Cod Light, L.L.C.                       01-10962       3,950,183.20                 -                 -         3,950,183.20
Cape May Light, L.L.C.                       01-10961       8,053,197.23         66,429.61                 -         8,119,626.84
Project America, Inc.                        N/A           (4,501,177.23)                -                 -        (4,501,177.23)
Oceanic Ship Co.                             N/A           57,676,291.32          9,430.58          2,083.90        57,683,638.00
Project America Ship I, Inc.                 N/A              111,958.41             10.00                 -           111,968.41
Ocean Development Co.                        01-10972       1,549,602.47         10,667.39          1,031.25         1,559,238.61
Great Hawaiian Cruise Line, Inc.             01-10975         (96,655.80)       372,238.66        297,875.83           (22,292.97)
Great Hawaiian Properties Corporation        01-10971      (6,116,875.06)                -                 -        (6,116,875.06)
American Hawaii Properties Corporation       01-10976       5,190,340.02                 -          1,350.00         5,188,990.02
Great Independence Ship Co.                  01-10969      36,654,424.42          2,332.51            120.00        36,656,636.93
CAT II, Inc.                                 01-10968       9,637,982.06                 -                 -         9,637,982.06
                                                         -------------------------------------------------------------------------
                                                           (3,231,514.39)     3,573,145.32      4,254,904.57        (3,913,273.64)
                                                         =========================================================================

                          AMCV Cruise Operations, Inc.
                                 01-10967 (JCA)




                            Accounts Receivable Aging
                              As of April 30, 2002







                                  Attachment 7


                                 Not Applicable

ACCOUNTS PAYABLE TRIAL BALANCE
AS OF APRIL 30, 2002

LIABILITY ACCOUNT:  15-000-220102-00000

                                               INVOICE            INVOICE DATE     REMAINING
SUPPLIER NAME                                  NUMBER                AMOUNT          AMOUNT         INVOICE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ALBERT FLUCKE II                            41802                   18-Apr-02     $     82.50      $     82.50
                                            41702                   17-Apr-02     $     82.50      $     82.50
                                            8164                    18-Apr-02     $    165.00      $    165.00
                                            8163                    18-Apr-02     $    165.00      $    165.00
                                            Total for Supplier:                   $    495.00      $    495.00

ALTSCHULER, MELVOIN & GLASSER               SCHG75798               25-Apr-02     $  8,000.00      $  8,000.00 401K AUDIT FEE

AMERICAN EXPRESS TAX & BUSINESS SERVICES    Z11380-910              19-Apr-02     $    975.00      $    975.00 UNIT 6772

ARTIGUE PIANO TUNING                        2002-002                24-Apr-02     $     65.00      $     65.00 MQ PIANO TUNING

ASHER CLEANERS                              F68768                  19-Apr-02     $    560.70      $    560.70
                                            F68760                  18-Apr-02     $    756.20      $    756.20
                                            F68766                  18-Apr-02     $     48.60      $     48.60
                                            Total for Supplier:                   $  1,365.50      $  1,365.50

AUTOMATIC DATA PROCESSING                   531345                  12-Apr-02     $     10.00      $     10.00
                                            532954                  19-Apr-02     $     28.00      $     28.00
                                            532891                  19-Apr-02     $     34.62      $     34.62
                                            531720                  12-Apr-02     $    228.91      $    228.91
                                            531044                  12-Apr-02     $     10.00      $     10.00
                                            529598                  29-Mar-02     $     32.88      $     32.88
                                            531623                  12-Apr-02     $    158.37      $    158.37
                                            530540                   5-Apr-02     $      4.00      $      4.00
                                            531662                  12-Apr-02     $     12.00      $     12.00
                                                                                  $    518.78      $    518.78

BELLSOUTH                                   4300 041102             11-Apr-02     $  1,926.20      $  1,926.20 954 660-4300 002 1807
                                                                                                               * 4/11/02
                                            3363 022802             28-Feb-02     $  2,365.13      $  2,365.13 504-M83-3363-363
                                                                                                               * 2/28/02
                                            6892 022802             28-Feb-02     $    117.23      $    117.23 601-M23-6892-892
                                                                                                               * 2/28/02
                                            Total for Supplier:                   $  4,408.56      $  4,408.56

BENTON COUNTY TRUSTEE                       123101                  31-Dec-01     $  1,549.91      $  1,549.91 PROPERTY ADDRESS
                                                                                                               BL000400

BILL NOBLES, TRUSTEE                        123101B                 31-Dec-01     $  1,704.40      $  1,704.40 BILL NUMBER 145214
                                            123101A                 31-Dec-01     $  1,963.66      $  1,963.66 BILL NUMBER 145375
                                            Total for Supplier:                   $  3,668.06      $  3,668.06

BOARD OF COMMISSIONERS                      246948                  23-Apr-02     $    219.70      $    219.70 WATER METER
                                                                                                               1/23-2/21/02

                                           INVOICE            INVOICE DATE     REMAINING
SUPPLIER NAME                              NUMBER                AMOUNT          AMOUNT         INVOICE DESCRIPTION
--------------------------------------------------------------------------------------------------------------------------------
BOB PATTERSON, TRUSTEE                  123101B                 31-Dec-01     $  7,025.24      $  7,025.24 FOLIO NUMBER
                                                                                                           6BL-0004-0-00000-0
                                        123101A                 31-Dec-01     $  5,059.38      $  5,059.38 FOLIO NUMBER
                                                                                                           1BL-0004-0-00000-0
                                        Total for Supplier:                   $ 12,084.62      $ 12,084.62

BOWNE OF ATLANTA, INC.                  BOAI-02040200-0         25-Apr-02     $  7,468.76      $  7,468.76
                                        BOAI-02030493-0         10-Apr-02     $  6,246.58      $  6,246.58
                                        Total for Supplier:                   $ 13,715.34      $ 13,715.34

CARL E. LEVI, CITY TREASURER            123101                  31-Dec-01     $  1,400.93      $  1,400.93 BILL#76013

CARMAN, MARY LOU                        0409-1902               19-Apr-02     $    131.25      $    131.25

CHARLIE CALDWELL, TRUSTEE               123101B                 31-Dec-01     $  2,807.17      $  2,807.17 ACCOUNT NUMBER
                                                                                                           000000516
                                        123101A                 31-Dec-01     $  2,459.26      $  2,459.26 ACCOUNT NUMBER
                                                                                                           000000340
                                        Total for Supplier:                   $  5,266.43      $  5,266.43

CITY OF PORTLAND                        123101                  31-Dec-01     $    100.00      $    100.00 AMERICAN CLASSIC
                                                                                                           VOYAGES, INC.

CITY TAX COLLECTOR                      123101                  31-Dec-01     $     51.77      $     51.77 PROPERTY ADDRESS
                                                                                                           BL000400

COMMTECH INDUSTRIES                     CTII-2002-01356         31-Mar-02     $    838.10      $    838.10

CONCENTRA MEDICAL CENTERS               041102TINN              11-Apr-02     $     95.00      $     95.00 MED SVC K TINNIN 4/11/02

CONCENTRA MEDICAL CENTERS-HARAHAN       041802PIER              18-Apr-02     $    444.00      $    444.00 FCE EXP N PIERCE 4/18/02

COUNTY TRUSTEE                          123101                  31-Dec-01     $  1,299.20      $  1,299.20 PROPERTY ADDRESS BL000400

D'S SILK INTERIORS/FLORIST              845                     23-Apr-02     $    405.00      $    405.00

DECATUR COUNTY TRUSTEE                  123101                  31-Dec-01     $    991.66      $    991.66 PROPERTY ADDRESS BL000400

DEPARTMENT OF REVENUE AND TAXATION      123101A                 31-Dec-01     $     10.00      $     10.00 PROJECT AMERICA, INC.

DICKSON COUNTY TRUSTEE                  123101                  31-Dec-01     $    166.48      $    166.48 PROPERTY ADDRESS BL000400

DIRECTV                                 0035-006524528          15-Apr-02     $     46.01      $     46.01 #006524528
                                        0032-006733024          26-Dec-01     $     60.33      $     60.33 #006733024
                                        0024-006733024C         23-Apr-01     $   (659.33)     $   (659.33) OVERPAID CK#4002327
                                                                                                             ACCT#006733024
                                        0031-006733024          26-Nov-01     $     60.33      $     60.33 ACCT#006733024
                                        0030-006733024A         26-Oct-01     $     60.33      $     60.33 ACCT#006733024
                                        Total for Supplier:                   $   (432.33)     $   (432.33)

DIVERSEY LEVER, INC.                    30706                   18-Dec-01     $     (8.97)     $     (8.97) FUEL SURCHARGE CREDIT

                                        INVOICE            INVOICE DATE     REMAINING
SUPPLIER NAME                           NUMBER                AMOUNT          AMOUNT         INVOICE DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------
DUBOS REFINISHERS, INC.              D19889                  17-Apr-02     $  5,120.00      $  5,120.00
                                     D19887                  17-Apr-02     $    109.00      $    109.00
                                     Total for Supplier:                   $  5,229.00      $  5,229.00

DYER COUNTY TRUSTEE                  123101                  31-Dec-01     $  2,915.08      $  2,915.08 PROPERTY ADDRESS
                                                                                                        BL000400

ELLIS, HOMER                         41602                   16-Apr-02     $    111.62      $    111.62 T&E 4/16/02

ENTERGY                              41502                   15-Apr-02     $ 13,358.36      $ 13,358.36 3/18-4/15/02

EQUISERVE L. P.                      G0115135                12-Apr-02     $  1,272.50      $  1,272.50

ERNST & YOUNG LLP                    21451543                10-Apr-02     $  1,000.00      $  1,000.00

FASSLER, SCOTT                       22802                   28-Feb-02     $  1,251.38      $  1,251.38 T&E 1/28-2/28/02
                                     13102                   31-Jan-02     $  1,909.58      $  1,909.58 T&E 1/4-31/02
                                     41802                   18-Apr-02     $  1,269.13      $  1,269.13 T&E 3/1-4/18/02
                                     Total for Supplier:                   $  4,430.09      $  4,430.09

FEDERAL EXPRESS                      4-192-46841             17-Apr-02     $     83.61      $     83.61 CHICAGO
                                     4-212-22639             19-Apr-02     $    157.14      $    157.14 NOLA
                                     4-165-49021              4-Apr-02     $     99.69      $     99.69 NOLA
                                     4-165-83782             11-Apr-02     $    120.16      $    120.16 NOLA
                                     Total for Supplier:                   $    460.60      $    460.60

FRED DIVINE DIVING & SALVAGE CO.     20034                   23-Apr-02     $  5,500.00      $  5,500.00 LAY UP CQ 5/20-6/20/02

GUERRIERO PT, GARY P.                040102IKRA               1-Apr-02     $     94.18      $     94.18 MED SVC Y IKRAM 4/1/02

HARBISON-WALKER                      492496                  12-Apr-02     $  1,292.63      $  1,292.63
                                     493229                  17-Apr-02            0.00      $  2,605.57
                                     Total for Supplier:                   $  1,292.63      $  3,898.20

HARDIN COUNTY TRUSTEE                123101                  31-Dec-01     $  2,254.32      $  2,254.32 HARDIN COUNTY PROPERTY TAX

HENRY COUNTY TRUSTEE                 123101                  31-Dec-01     $    323.79      $    323.79 PROPERTY ADDRESS BL000400

HOLLYWOOD STAR DJ                    50502                   29-Apr-02     $    250.00      $    250.00 MQ CREW UP PART - DJ

HORR, NOVAK, & SKIPP, PA             13250                   28-Feb-02     $  4,650.14      $  4,650.14 LEGAL SVCS H GARZON
                                                                                                        10/22-2/28/02

HOUSTON COUNTY TRUSTEE               123101                  31-Dec-01     $    303.80      $    303.80 HOUSTON COUNTY PROPERTY TAX

HUMPHREYS COUNTY TRUSTEE             123101                  31-Dec-01     $  1,014.31      $  1,014.31 PROPERTY ADDRESS BL000400

ICS LOGISTICS                        0245847B                12-Oct-01     $  1,056.00      $  1,056.00

                                             INVOICE            INVOICE DATE     REMAINING
SUPPLIER NAME                                NUMBER                AMOUNT          AMOUNT         INVOICE DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
IKON OFFICE SOLUTIONS                     22517294                17-Apr-02     $    412.40      $    412.40

IOS CAPITAL                               52948867                28-Sep-01     $  1,322.52      $  1,322.52 10/25-11/24/01
                                          52848199                17-Sep-01     $    152.50      $    152.50 10/12-11/11/01
                                          Total for Supplier:                   $  1,475.02      $  1,475.02

ISLAND OASIS FROZEN COCKTAIL CO., INC.    111501                  15-Nov-01     $  1,137.25      $  1,137.25

KELLEHER, PETER                           41602                   16-Apr-02     $    275.00      $    275.00 SECURITY CQ 4/16/02

KENTWOOD SPRINGS                          592931 8                16-Apr-02     $     75.21      $     75.21

KIVES, KEVIN                              42902                   29-Apr-02     $    280.00      $    280.00

LAKE COUNTY TRUSTEE                       123101                  31-Dec-01     $  5,781.44      $  5,781.44 PROPERTY ADDRESS
                                                                                                             BL000400

LAURA MAX RACINE, TIPTON COUNTY TRUSTEE   123101                  31-Dec-01     $  2,110.19      $  2,110.19 TIPTON COUNTY PERSONAL
                                                                                                             PROPERTY TAX

LEONG KUNIHIRO LEONG & LEONG              8861                     1-Apr-02     $    223.63      $    223.63 LEGAL SVC W BANAS
                                                                                                             3/31/02

M R MONTERO                               5524                    24-Apr-02     $    684.00      $    684.00
                                          7029                     1-Feb-02     $    251.70      $    251.70
                                          Total for Supplier:                   $    935.70      $    935.70

MARION COUNTY TRUSTEE                     123101                  31-Dec-01     $  1,594.57      $  1,594.57 MARION COUNTY PROPERTY
                                                                                                             TAX

MATHERNE, CHARLES                         50502                   29-Apr-02     $  2,550.00      $  2,550.00 MQ CREW UP PART - FOOD

MC MASTER-CARR SUPPLY COMPANY             54089454                16-Apr-02            0.00      $    155.77
                                          53813453                 9-Apr-02            0.00      $    209.47
                                          Total for Supplier:                          0.00      $    365.24

MCC SERVICES                              999620                  12-Apr-02     $    440.00      $    440.00

MCI WORLDCOM CONFERENCING                 120101                   1-Dec-01     $    (46.07)     $    (46.07)01-00005980958-00691

MOCOFAN, GRIGORIE                         CAB081601               16-Aug-01     $     53.90      $     53.90 REPLACE CK#4009743
                                          0811-082401             27-Aug-01     $    168.00      $    168.00 REPLACE CK#4010377
                                          0825-083001             30-Aug-01     $     72.00      $     72.00 REPLACE CK#4011674
                                          Total for Supplier:                   $    293.90      $    293.90

MONTGOMERY COUNTY TRUSTEE                 123101                  31-Dec-01     $  2,694.83      $  2,694.83 PROPERTY ADDRESS
                                                                                                             BL000400

MONTGOMERY, BARNETT, BROWN, READ,         64011                   19-Apr-02     $    263.70      $    263.70 LEGAL SVC J BOWER
HAMMOND & MINTZ LLP                                                                                          3/31/02

                                             INVOICE            INVOICE DATE     REMAINING
SUPPLIER NAME                                NUMBER                AMOUNT          AMOUNT         INVOICE DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
MOULEDOUX, BLAND, LEGRAND & BRACKETT      000093 99204 3879       28-Feb-02     $    206.00      $    206.00 LEGAL SVC S GEORGE
                                                                                                             FEB'02

NATCHEZ WATER WORKS                       40902                    9-Apr-02     $    (18.36)     $    (18.36)#13418

NEW ORLEANS PRIVATE PATROL SERVICE, INC.  0038951-IN              20-Apr-02     $  1,886.80      $  1,886.80 SECURITY 4/11-20/02
                                          0038819-IN              10-Apr-02     $  1,780.80      $  1,780.80 SECURITY 4/1-10/02
                                          Total for Supplier:                   $  3,667.60      $  3,667.60

NEXTEL PARTNERS                           41402                   14-Apr-02     $      4.86      $      4.86 0006666983-9

NYS LLC/LLP FEE                           123101B                 31-Dec-01     $    325.00      $    325.00 DELTA QUEEN COASTAL
                                                                                                             VOYAGES, L.L.C.
                                          123101A                 31-Dec-01     $    325.00      $    325.00 CAPE MAY LIGHT, L.L.C.
                                          Total for Supplier:                   $    650.00      $    650.00

ORKIN EXTERMINATING CO, INC.              5004356                 12-Mar-02     $    170.12      $    170.12

PAUL MEADOW, TRUSTEE                      123101                  31-Dec-01     $  4,646.31      $  4,646.31 LAUDERDALE COUNTY
                                                                                                             PROPERTY TAX

PAYNE, WESLEY R                           111                     23-Apr-02     $  1,200.00      $  1,200.00 W/E 4/19/02

PERRY COUNTY                              123101                  31-Dec-01     $    544.04      $    544.04 PROPERTY ADDRESS
                                                                                                             BL000400

PITNEY BOWES INC                          481078                  16-Jan-02     $    110.77      $    110.77 REMOTE METER
                                          516533                  16-Apr-02     $     19.00      $     19.00 RESET CHARGES
                                          Total for Supplier:                   $    129.77      $    129.77

PROTECTION ONE                            40802                    8-Apr-02     $     35.00      $     35.00

PUSTIZZI, EDDIE                           040102A                  1-Apr-02     $    350.00      $    350.00 T&E 4/1/02

QUEENS MEDICAL CENTER                     110901ROSS               9-Nov-01     $  7,217.50      $  7,217.50 MED SVC K ROSS 11/9/01

REILY ELECTRICAL SUPPLY INC.              768399                  18-Apr-02     $    755.00      $    755.00

REXEL SOUTHERN, INC.                      02-492909               18-Apr-02     $    308.00      $    308.00


RICHARD PONSON FURNITURE REPAIR           42402                   24-Apr-02     $  3,374.00      $  3,374.00

SMITH, JEFFREY D.                         42402                   24-Apr-02     $    123.50      $    123.50 T&E 04/24/02

SOMERSET REFINERY, INC.                   12718B                  25-Oct-01     $  3,771.46      $      0.01 PO#11923

SOUTHWESTERN BELL                         0227 122401             24-Dec-01     $    (14.66)     $    (14.66) 314-436-0227-138-8
                                          8922 120401              4-Dec-01     $     (7.62)     $     (7.62) 573 221-8922 555-7

                                         INVOICE            INVOICE DATE     REMAINING
SUPPLIER NAME                            NUMBER                AMOUNT          AMOUNT         INVOICE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

                                      Total for Supplier:                   $    (22.28)     $    (22.28)

SPEED WHEELS EXPRESS                  41502                   15-Apr-02     $    124.00      $    124.00 4/1-15/02

SPEEDY PRINTING                       18513                   18-Apr-02     $    198.18      $    198.18

STANDARD COURIER                      29193                   19-Apr-02     $      9.00      $      9.00

STATE OF NEW JERSEY                   123101                  31-Dec-01     $    340.00      $    340.00 DELTA QUEEN STEAMBOAT
                                                                                                         COMPANY

STATE OF NEW JERSEY - CBT             123101                  31-Dec-01     $    340.00      $    340.00 DQSB II, INC

STEWART COUNTY TRUSTEE                123101                  31-Dec-01     $  2,569.98      $  2,569.98 PROPERTY ADDRESS BL000400

SURFACE SYSTEMS INC.                  204011                  19-Apr-02     $  2,377.09      $  2,377.09

TAX COLLECTOR                         123101                  31-Dec-01     $    240.81      $    240.81 PROPERTY ADDRESS BL000400

TELESOLUTIONS INC NO                  2001-2376               15-Apr-02     $     33.03      $     33.03

TEMPS TODAY INC                       316599                  26-Apr-02     $  6,268.65      $  6,268.65

TENNESSEE DEPARTMENT OF REVENUE       123101                  31-Dec-01     $  7,000.00      $  7,000.00 DELTA QUEEN STEAMBOAT
                                                                                                         COMPANY

TRAVEL BY AIR & SEA #5956             343966                  18-Apr-02     $    600.00      $    600.00 REFUND BARTOW MQ12
                                                                                                         BOOKING#343966

TREASURER, CITY OF MEMPHIS            123101                  31-Dec-01     $  2,626.70      $  2,626.70 ACCOUNT NUMBER TBL000400

U.S. COAST GUARD                      USCG101701              17-Oct-01     $    790.00      $    790.00 REPLACE CK#204159
                                      USCG101201              12-Oct-01     $    560.00      $    560.00 REPLACE CK#204157
                                      Total for Supplier:                   $  1,350.00      $  1,350.00

UNITED PARCEL SVC CANADA LTD          208322789               25-Mar-02     $     27.29      $     27.29

W.W. GRAINGER, INC.                   256-244023-6            16-Apr-02     $    539.44      $    539.44

WAYNE COUNTY TRUSTEE                  123101                  31-Dec-01     $    205.03      $    205.03 PROPERTY ADDRESS BL000400

WCCT, INC.                            R-29513                 11-Apr-02     $     92.65      $     92.65 338497-4 4/11-5/11/02

WEST VIRGINIA STATE TAX DEPARTMENT    123101                  31-Dec-01     $  2,010.00      $  2,010.00 AMERICAN CLASSIC VOYAGES,
                                                                                                         INC.

WILKINSON, LARRY                      42402                   24-Apr-02     $    146.24      $    146.24 T&E 4/24/02

WILLIAMS, MIKE                        42402                   24-Apr-02     $    184.60      $    184.60 T&E 3/18-4/24/02

                                             INVOICE            INVOICE DATE     REMAINING
SUPPLIER NAME                                NUMBER                AMOUNT          AMOUNT         INVOICE DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
WITHERS/SUDDATH RELOCATION SYSTEMS, INC.  145196                  30-Oct-01     $  1,040.00      $     10.00 60 DOLLIE LOADS

WORLDCOM                                  1410914 041602          16-Apr-02     $ 13,496.30      $ 13,496.30

YORK, MIKEL                               42902                   29-Apr-02     $  1,284.51      $  1,284.51


TOTAL FOR LIABILITY ACCOUNT:                                                    $194,053.20      $192,222.56

TOTAL FOR REPORT:                                                               $194,053.20      $192,222.56

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO APRIL MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Asset sales were completed in the Florida offices, but the Louisiana auction has been postponed. Final reconciliation will be performed after all auctions are completed.